Fair Value Measurements	12 Months Ended
Dec. 31, 2021
Fair Value Measurement [Abstract]
Fair Value Measurements	Fair Value Measurements
The objective of a fair value measurement is to estimate the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants at the measurement date under current market conditions. For some assets and liabilities, observable market transactions or market information might be available.
For other assets and liabilities, observable market transactions and market information might not be available. The fair value hierarchy establishes three levels to classify the inputs to valuation techniques used to measure fair value. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are quoted prices in markets that are not active, quoted prices for similar assets or liabilities in active markets, inputs other than quoted prices observable for the asset or liability (for example, interest rate and yield curves observable at commonly quoted intervals, forward pricing curves used to value currency and commodity contracts), or inputs that are derived principally from or corroborated by observable market data or other means. Level 3 inputs are unobservable (supported by little or no market activity). The fair value hierarchy gives the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs.
Level 3 instrument: Conversion option – deferred payment
The Conversion option embedded in the Deferred Payment described in Note 13 is measured at fair value at each reporting date and is classified as Level 3 within the fair value hierarchy. As at December 31, 2021, the fair value of the Conversion option was estimated using a Black-Scholes option pricing model. The Company changed its valuation technique from a Monte-Carlo valuation model to take into consideration its election not to exercise its option to pay the Deferred Payment before May 27, 2021.
The significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy, together with a quantitative sensitivity analysis as at December 31, 2021 are shown below:

	Valuation technique	Significant unobservable Inputs	Input	Sensitivity of the input to fair value
Conversion Option – Deferred Payment	Black-Scholes option pricing model	Volatility of share price	47%	Absolute value increase of 5% would result in an increase in fair value by $125.
Fair values of remaining financial assets and liabilities
Financial instruments that are not measured at fair value on the consolidated balance sheets are represented by cash, trade receivables, accounts payable and accrued liabilities, the deferred payment liability (debt host) and revolving credit facility. The fair values of cash, trade receivables, accounts payable and accrued liabilities and deferred payment liability approximate their carrying values due to their short-term nature. The carrying value of the liability under the Facility approximates its fair value given that the credit spread is similar to the credit spread the Company would obtain under similar conditions as at December 31, 2021.